                         SUPPLEMENT DATED OCTOBER 1, 1997 TO
                           PROSPECTUS DATED MAY 1, 1997 FOR

      LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                      ISSUED BY

                          NATIONWIDE LIFE INSURANCE COMPANY

                                     THROUGH ITS

                          NATIONWIDE VLI SEPARATE ACCOUNT-2

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. Effective November 1, 1997, the "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" provision of the Prospectus is amended by changing the Management Fees and Other Expenses of the following Nationwide Separate Account Trust underlying Mutual Fund options:


---------------------------------------------------------------------------------------------------
                                                        Management   Other Expenses  Total Mutual
                                                           Fees                      Fund Expenses
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Capital                0.65%          0.03%          0.68%
Appreciation Fund
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Total Return           0.65%          0.02%          0.67%
Fund
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Government             0.55%          0.02%          0.57%
Bond Fund
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Money Market           0.45%          0.02%          0.47%
Fund
---------------------------------------------------------------------------------------------------


2. The "DOLLAR COST AVERAGING" provision of the prospectus is amended effective November 3, 1997 by replacing the first paragraph of such provision with the following:

    DOLLAR COST AVERAGING - If the Cash Value is $15,000 or more, the
    Policy Owner may direct the Company to automatically transfer a specific amount from the Nationwide Separate Account Trust (NSAT) Government Bond Fund, NSAT Money Market Fund, the Neuberger & Berman Advisers Management Trust (AMT) Limited Maturity Bond Portfolio or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Policy Owner to utilize dollar cost averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that dollar cost averaging will result in a profit or protect against loss in a declining market. The minimum monthly dollar cost averaging transfer is $100. In addition, dollar cost averaging monthly transfers from the Fixed Account must be equal to 1/30th of the Fixed Account value when the dollar cost averaging program is requested. Transfers out of the Fixed Account, other than for dollar cost averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the NSAT Government Bond Fund, NSAT Money Market Fund, Neuberger & Berman AMT Limited Maturity Bond Portfolio or the Fixed Account will be processed monthly or on another approved frequency until either the value in such funds is exhausted or the Policy Owner instructs the Company in writing to cancel the transfers.

3. Effective July 11, 1997, the Van Kampen American Capital Life Investment Trust - Real Estate Securities Portfolio (formerly, "Van Kampen American Capital Life Investment Trust - Real Estate Securities Fund") changed its name to the following:

                 VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST -
                   MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

    Accordingly, any and all references in the Prospectus are amended to reflect this name change.


4. The portfolio manager for the Warburg Pincus Trust is changing from Warburg, Pincus Counsellors, Inc. to Warburg Pincus Asset Management, Inc. effective October 15, 1997. Accordingly, any and all references in the Prospectus are amended to reflect this change.